SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 28, 2004

                               CRITICAL CARE, INC.
                               -------------------
             (Exact name of Registrant as specified in its charter)


         Nevada                      333-68942                    88-0490720
----------------------------    -------------------           -----------------
(State or other jurisdiction   (Commission File No.)         (I.R.S. Employer
     of incorporation)                                       Identification No.)


                          6616 Indian School Road, N.E.
                             Albuquerque, New Mexico                87110
                     -------------------------------------         --------
                    (Address of principal executive offices)      (Zip Code)

                                 (505) 837-2020
               --------------------------------------------------
               Registrant's telephone number, including area code

                               Lasik America, Inc.
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 28, 2004, Howard Silverman resigned as a member of the Board of Directors of the Company and President of the Company. On October 28, 2004, the members of the Board of Directors appointed Malcolm Bauer as a member of the Board of Directors to serve until the election of the members of the board to be held at the Company's next annual meeting.

Malcolm Bauer was appointed to the Board of Directors of the Company on October 28, 2004. For each of the last five years, Mr. Bauer has been working as a self-employed consultant to small cap companies with respect to acquisitions, financings and investment banking services.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BICO, INC.
                                            (Registrant)


Date:  November 15, 2004                    By:  /s/  Ernest B. Remo
                                               --------------------------------
                                                      Ernest B. Remo
                                                      Chief Executive Officer
                                                      and Chairman of the Board